Exhibit 23.1


                          Certified Public Accountants







               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS







We hereby consent to the incorporation by reference of our report dated July 2, 2001, relating to the June 30, 2001 financial statements of First Southern Bancorp, in Amendment #1 of the Registration Statement on Form SB-2 and prospectus, and to the reference to our firm therein under the caption "Experts".




                                         /s/ PORTER KEADLE MOORE, LLP

                                         PORTER KEADLE MOORE, LLP





Atlanta, Georgia
September 7, 2001